UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2006

Patient Safety Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-124594 (Commission File Number)	13-3419202 (I.R.S. Employer Identification Number)

1800 Century Park East, Ste. 200, Los Angeles, CA 90067
(Address of principal executive offices) (zip code)

(310) 895-7750
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Loan from Ault Glazer Bodnar Acquisition Fund LLC

Ault Glazer Bodnar Acquisition Fund LLC (“AGB Acquisition Fund”) loaned Patient Safety Technologies, Inc. (the “Company”) $45,750 on February 1, 2006. Together with prior loans from AGB Acquisition Fund to the Company on January 11, 2006, January 19, 2006, January 26, 2006 and January 27, 2006, AGB Acquisition Fund has loaned the Company a total of $340,750. As consideration for the February 1, 2006 loan, the Company issued AGB Acquisition Fund a secured promissory note in the principal amount of $45,750 (the “February 1 Note”) and entered into security agreement granting AGB Acquisition Fund a security interest in the Company’s personal property and fixtures, inventory, products and proceeds as security for the Company’s obligations under the February 1 Note.

The February 1 Note accrues interest at the rate of 7% per annum, which together with principal is due to be repaid on April 1, 2006. At the option of the Company, payments of principal and interest may be paid by exchange of any securities owned by the Company valued on the day before the maturity date of the February 1 Note.

Loan from Ault Glazer Bodnar & Company, Inc.

On February 2, 2006, Ault Glazer Bodnar & Company, Inc. (“AGB & Company”) loaned the Company $65,000. As consideration for the loan, the Company issued AGB & Company a secured promissory note in the principal amount of $65,000 (the “February 2 Note”) and entered into security agreement granting AGB & Company a security interest in the Company’s personal property and fixtures, inventory, products and proceeds as security for the Company’s obligations under the February 2 Note.

The February 2 Note accrues interest at the rate of 7% per annum, which together with principal is due to be repaid on March 4, 2006. At the option of the Company, payments of principal and interest may be paid by exchange of any securities owned by the Company valued on the day before the maturity date of the February 2 Note.

Loans from AGB Acquisition Fund to Automotive Services Group, LLC

As reported in the current report in the Company’s Form 8-K dated December 22, 2005, as of December 22, 2005 AGB Acquisition Fund loaned an aggregate of $1,114,748 to Automotive Services Group, LLC (“ASG”), an Alabama limited liability company which is 50% owned by the Company’s wholly owned subsidiary Ault Glazer Bodnar Merchant Capital, Inc. The loans were advanced to ASG pursuant to the terms of a Real Estate Note dated July 27, 2005, as amended on August 10, 2005, September 23, 2005, October 20, 2005, December 7, 2005 and December 22, 2005 (the “ASG Note”). The ASG Note bears interest at the rate of 3% above the Prime Rate as published in the Wall Street Journal. All unpaid principal, interest and charges under the ASG Note are due in full on July 31, 2010. The ASG Note is secured by a mortgage on certain real estate owned by ASG pursuant to the terms of a Future Advance Mortgage Assignment of Rents and Leases and Security Agreement (the “Security Agreement”) dated July 27, 2005 between ASG and AGB Acquisition Fund.

As of February 1, 2006, AGB Acquisition Fund has made additional advances to ASG totaling $238,698, bringing the total amount advanced to $1,353,536, which represents approximately 12.5% of the Company’s total assets as reported at September 30, 2005. The additional advances were made as follows: (a) on January 10, 2006, ASG signed a sixth Addendum (Addendum VI) to the ASG Note and the Security Agreement, pursuant to which AGB Acquisition Fund advanced $128,698 to ASG; and (b) on February 1, 2006, ASG signed a seventh Addendum (Addendum VII) to the ASG Note and the Security Agreement, pursuant to which AGB Acquisition Fund advanced $110,000 to ASG.

Certain Relationships with AGB Acquisition Fund and AGB & Company

Ault Glazer Bodnar & Company Investment Management, LLC (“AGB & Company IM”) is the managing member of AGB Acquisition Fund. The managing member of AGB & Company IM is AGB & Company. The Company’s former Chairman and Chief Executive Officer, Milton “Todd” Ault, III, is Chairman, Chief Executive Officer and President of AGB & Company. The Company’s Chief Financial Officer, William B. Horne, is also Chief Financial Officer of AGB & Company. The Company’s President and Secretary, Lynne Silverstein, is Secretary and a director of AGB & Company. Melanie Glazer, Manager of the Company’s subsidiary Ault Glazer Bodnar Capital Properties, LLC, is also a director of AGB & Company. The Company’s management believes the loans from AGB Acquisition Fund and AGB & Company are on terms at least as favorable as could be obtained from an unrelated third party.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
4.1	Secured Promissory Note in the principal amount of $45,750 issued February 1, 2006 to Ault Glazer Bodnar Acquisition Fund LLC
4.2	Secured Promissory Note in the principal amount of $65,000 issued February 2, 2006 to Ault Glazer Bodnar & Company, Inc.
10.1	Security Agreement dated February 1, 2006 by and between Ault Glazer Bodnar Acquisition Fund LLC and Patient Safety Technologies, Inc.
10.2	Security Agreement dated February 2, 2006 by and between Ault Glazer Bodnar & Company, Inc. and Patient Safety Technologies, Inc.
10.3
Real Estate Note dated July 27, 2005 in the principal amount of $480,000 issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC (Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 29, 2005)

10.4
Future Advance Mortgage Assignment of Rents and Leases and Security Agreement dated July 27, 2005 between Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC (Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 29, 2005)

10.5
Addendum I dated August 10, 2005 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC (Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 29, 2005)

10.6
Addendum II dated September 23, 2005 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC (Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 29, 2005)

10.7
Addendum III dated October 20, 2005 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC (Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 23, 2005)

10.8
Addendum IV dated December 7, 2005 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC (Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 23, 2005)

10.9
Addendum V dated December 22, 2005 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC (Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 23, 2005)

10.10	Addendum VI dated January 10, 2006 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC
10.11	Addendum VII dated February 1, 2006 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patient Safety Technologies, Inc.

Dated: February 3, 2006	By:	/s/ Louis Glazer M.D.
Name: Louis Glazer, M.D., Ph.G.
Title: Chief Executive Officer